Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Loomis Sayles Bond Fund

Supplement dated December 10, 2018 to the Prospectus and Statement of Additional Information,

each dated May 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Loomis Sayles Bond Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective January 1, 2019 (the “Implementation Date”), the management fee for the Fund will be reduced from 0.625% to 0.26%. Also effective on the Implementation Date, the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (the “Investment Manager”) will be replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2020, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.46% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. Also effective on the Implementation Date, the amount of shareholder servicing fees Class N shares of the Fund are authorized to pay to financial intermediaries is increased from 0.15% to 0.25%. Shareholders will not experience a net increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. The Investment Manager will pay a portion of the management fee to the Fund’s subadviser for its services.

Effective on the Implementation Date, the Prospectus will be revised as follows:

The sections under “Summary of the Funds – AMG Managers Loomis Sayles Bond Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 7 will be deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee[1]	0.26%	0.26%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.44%	0.24%
Total Annual Fund Operating Expenses	0.70%	0.50%

1 Expense information has been restated to reflect current fees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$72	$224	$390	$871
Class I	$51	$160	$280	$628

The first paragraph in the section under “Additional Information About the Funds – AMG Managers Loomis Sayles Bond Fund” titled “Additional Information About the Fund’s Expenses and Performance” on page 17 will be deleted and replaced with the following:

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.25% and 0.05%, respectively, in shareholder servicing fees, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees.

The second paragraph in the section under “Additional Information About the Funds – AMG Managers Loomis Sayles Bond Fund” titled “Additional Information About the Fund’s Expenses and Performance” on page 17 will be deleted and replaced with the following:

The Investment Manager has contractually agreed, through at least May 1, 2020, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.46% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The first sentence of the third paragraph of the sub-section “Fund Management – AMG Managers Loomis Sayles Bond Fund” in the section “Additional Information About the Funds” on page 25 will be deleted and replaced with the following:

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.26% of the average daily net assets of the Fund.

The sub-section “Choosing a share class – Class N Shares (All Funds)” in the section “Shareholder Guide” on page 28 is deleted and replaced with the following:

Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% with respect to AMG Managers Special Equity Fund and AMG Managers Loomis Sayles Bond Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class N shares do not pay distribution (12b-1) fees.

Effective on the Implementation Date, the SAI will be revised as follows:

The following will replace similar disclosure in the table in the first paragraph of the sub-section “Compensation of the Investment Manager and the Subadvisers” in the section “Management of the Funds” on page 75:

Fund	Investment Management Fee
Bond Fund	0.26%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE